                                                                   EXHIBIT 10.39

                                        Microsoft will complete:
                                                                      ---------
                                             Agreement Number:         W216312
                                                                      ---------
                                             MCSP Number:              532378
                                                                      ---------

                   Microsoft Application Services Agreement

This Microsoft Application Services Agreement ("Agreement") is by and between InsynQ Inc., a Microsoft Certified Solution Provider under agreement number 532378, ("Company") and MSLI, GP ("Microsoft"), a Nevada general partnership and Wholly-owned subsidiary of Microsoft Corporation. Hereinafter, Microsoft and Company may each be referred to individually as a "Party" or collectively as the "Parties." By signing this Agreement, Company acknowledges that it has access to the Internet and the World Wide Web and has the capability to send and receive electronic mail ("e-mail").

NOW THEREFORE, the Parties agree as follows:

1. Definitions. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings provided below:

     "Affiliate" means, with respect to either Company or Microsoft, a legal entity that (i) owns or controls a Party, directly or indirectly, or (ii) is owned or controlled, directly or indirectly, by a Party, excluding any legal entity organized as a joint venture between a Party and a third party, or (iii) is directly or indirectly under common ownership or control with a Party.

     "Application Services License Rights" or "ASLR" means the document or documents accompanying this Agreement that contain the use rights specific to each of the Software Products that may be licensed by Company under this Agreement.

     "Application Services Provider or "ASP" means an individual or entity that provides, delivers, hosts and/or manages software applications and software-based services from a centrally located facility to customers through the Internet or a private network on a rental or subscription basis.

     "Application Services" means software applications or software-based services that make available, display, run, access, or otherwise interact with the functionality of the Software Products and that are provided, delivered, hosted and/or managed by Company acting as an Application Services Provider.

     "Customer" shall mean an individual, company or legal entity that obtains Application Services from Company. A Customer is not required to obtain Licenses from Microsoft under this Agreement.

     "Customer Agreement" means the contract between Company and a Customer pursuant to which Company provides Application Services to such Customer.

     "Customer License Terms" means the license terms stated in Addendum B to this Agreement, which terms shall be incorporated by Company in substantially similar form into its Customer Agreements.

     "Effective Date" means the date this Agreement is signed by Microsoft after execution by Company.

     "Internal Use" means Company's use of the Software Products in furtherance of its internal business purposes or in furtherance of the internal business purposes of any of its Affiliates that are granted rights under this Agreement.

     "License" or "Licenses" means the non-perpetual, non-exclusive, terminable, non-transferable, worldwide and limited right granted by Microsoft to Company each month during the Term of this Agreement to copy, install, access, display, run, distribute, make available or otherwise interact with the functionality of the Software Products in order to provide Application Services to Customers.

     "License Order" means the report and order form in Addendum A that must be completed each month and submitted to Microsoft by Company for itself and on behalf of its Affiliates and any Sublicenses that are granted rights under this Agreement.

     "Microsoft Fulfillment" means a Microsoft-authorized distributor of media containing Software Products and related printed materials.

     "MS Designated Web Site" means one or more secure, password protected Microsoft Internet sites designed to support Microsoft's ASP licensing business. Microsoft will from time-to-time provide Company with the Internet addresses (URLs), user IDs and passwords required to access each MS Designated Web Sites. Company shall treat the user IDs and passwords as confidential information.

     "Price List" means the document that is issued monthly and sets forth the unit prices for Licenses for each of the Software Products that may be licensed under this Agreement.

     "Software Products" means the Microsoft software products that Company may license from Microsoft to provide Application Services under this Agreement. The term Software Products includes both "Server Software" (software that provides services or functionality on a computer acting as a server) and "Client Software" (software that allows a computer, workstation, terminal, handheld PC, pager, telephone, "smart phone," or other electronic device (each of the foregoing a "Device) to access or use the services or functionality provided by the Server Software). Any software provided to Company by Microsoft that updates or supplement the original Software Products is governed by this Agreement and the ASLR.

     "Sublicensee" means a Customer that is an ASP and/or Independent Software Vendor ("ISV") only.

     "Term" means the term of this Agreement, which is described in Section 7(a) below, including any automatic extension thereof for particular Customer Agreements as described in Section 7(a).

2.   Scope of Agreement.

     This Agreement sets forth the terms upon which Company may obtain and license the Software Products from Microsoft in order to provide Application Services. This Agreement must be read together with the ASLR and the Price List, which are a part of this Agreement. Subject to the limitations set forth in this Agreement, during the Term of this Agreement, Microsoft may in its sole discretion: (i) revise the ASLR in accordance with Section 3(c) to address changes in, remove, or add new Software Products; (ii) revise the Price List in accordance with Section 4(c).

3.   Licenses and Use of the Software Products.

     (a) Grant of License. Subject to the terms and conditions of this Agreement (including but not limited to sections (b) through (m) below, and Section 4 (Ordering and Payment of Licenses)), and subject to Company's compliance with the specific use rights for each of the Software Products contained in the ASLR, Microsoft shall grant Licenses to Company during the Term of this Agreement that will allow Company to copy, install, access, display, run, distribute, make available or otherwise interact with the functionality of the Software Products in order to provide Application Services to Customers. Licenses for each of the Software Products shall be valid for one (1) calendar month and are obtained by Company in accordance with Section 4 of this Agreement. The Licenses granted under this Agreement shall terminate upon expiration or termination of this Agreement.

     (b) Restrictions. Except as expressly provided in this Agreement or the ASLR, Company may not:

          (1) rent, lease, or lend or directly or indirectly transfer the Software Products to any third party;

          (2) reverse engineer, decompile, or disassemble the Software Products, except and only to the extent that such activity is expressly permitted by application law notwithstanding this limitation;

          (3)  create derivative works based on the Software Products;

          (4) remove, modify or obscures any copyright, trademark, patent or mask work notices that appear on the Software Products or that appear during use of the Software Products; and

     (5) copy, make available or distribute the Software Products to any third party.

(c)  ASLR. During the Term, Microsoft may revise the ASLR in order to add new
     ----
     Software Products, remove existing Software Products, or reasonably modify the use rights with respect to existing Software Products.

     (1)  Notice. Company will be provided with no less than thirty (30) days
          ------
          advance notice of revisions to the ASLR, which notice requirement shall be satisfied by either: (i) publication of the revised ASLR on a MS Designated Web Site no later than the first day of the month preceding the month that the revised ASLR goes into effect; or (ii) providing Company with the revised ASLR by e-mail to the e-mail addresses for Company provided below under Section 15(d) no later than the first day of the month preceding the month that the revised ASLR goes into effect.

     (2)  Effective Date. The effective date of a revised ASLR shall be no less
          --------------
          than thirty (30) days after notice is provided in accordance with subsection (c)(1) above. If Company is licensing an existing Software Product whose use rights are modified in an ASLR revision, Company's use of such Software Product on or after the effective date of the revised ASLR shall be deemed to be Company's acceptance of such modification. If Company does not agree to such modification, Customer's sole recourse shall be to either discontinue its use of the Software Product whose use rights have been modified or terminate this Agreement in accordance with Section 7(b)(i). If a new Software Product is the subject of an ASLR revision, Company may begin licensing the new Software Product on the effective date of the revised ASLR. If the removal of a Software Product from the ASLR is the subject of an ASLR revision, and if Company was licensing the removed Software Product at the time of its removal from the ASLR, then Company may continue to order Licenses for the removed Software Product under the terms of this Agreement and that portion of the then current ASLR that specified the use rights applicable to the removed Software Product unless Microsoft notifies Company (in accordance with
          Section 15(d) below) that it has removed a Software Product from the ASLR due to an intellectual property infringement claim or in accordance with a court or other governmental order.

(d)  Copies of Software Products and Printed Materials. For purposes of
     -------------------------------------------------
     installation only, Company may make one (1) backup copy of the Software Product media. Any such copy may be made only from legally acquired media as set forth in Section 4(f) below and must include all copyright and trademark notices. After such installation, Company may retain the one (1) copy and the original media on which the Software Products were provided solely for archival purposes or reinstallation of the Software Products. Company is expressly prohibited from distributing or otherwise providing any media containing the Software Products to any Customer or to any third party unless Company first obtains Microsoft's written permission, which permission may be granted in Microsoft's sole discretion. Company may not reproduce any copyrighted Microsoft guides, manuals or other printed materials describing or explaining any of the Software Products. Company may purchase, on a per-Customer basis, up to ten (10) copies of any such guides, manuals or other printed materials from Microsoft Fulfillment for each Software Product provided to a Customer in the form of Application Services. Microsoft reserves the right to seek additional information and verification from Company prior to fulfilling any orders for printed materials. If a Software Product contains documentation that is provided only in electronic form, Company may print one (1) copy of such electronic documentation.

(e)  Intellectual Property Rights. All title and intellectual property rights in
     ----------------------------
     and to the Software Products, and any copies that Company is permitted to make herein, are owned by Microsoft or its suppliers. All title and intellectual property rights in and to the content which may be accessed through use of the Software Products is the property of the respective content owner and may be protected by applicable copyright or other intellectual property laws and treaties. This Agreement grants Company no rights to use such content.

(f)  Sublicense of Application Services. Company may grant to Sublicensees the
     ----------------------------------
     right to make available, display, run, access, or otherwise interact with the functionality of the Software Products in the form of Application Services, in order to allow such Sublicensees to provide Application Services to their customers, subject to the terms of this Section 3(f) and the other terms of this Agreement.

     (1)  Identification of Sublicensees. Upon Microsoft's request, Company
          ------------------------------
          shall provide Microsoft with the name, address and other information related to the identification of all Sublicensees.

     (2)  Limited Rights. Company's grant of sublicense to a Sublicensee shall
          --------------
          state that no further sublicenses shall be permitted. Company is expressly prohibited from distributing or otherwise providing any media containing the Software Products to any Sublicensee unless Company first obtains Microsoft's written permission, which permission may be granted in Microsoft's sole discretion.

     (3)  Customer License Terms. Company's agreement with a Sublicensee shall:
          ----------------------
          (i) contractually obligate the Sublicensee to incorporate the Customer License Terms contained in Addendum B, in substantially similar form, into the terms and conditions of its customer agreements; and (ii) include a provision in its customer agreements that expressly provides that Microsoft is an intended third party beneficiary of the customer agreement with rights to enforce the Customer License Terms; and (iii) require the Sublicensee to cooperate in good faith with Microsoft in investigating instances of non-compliance by a customer of the Sublicensee with the Customer License Terms, if Microsoft believes in good faith that a customer is not in compliance with the Customer License Terms.

     (4)  Inspection and Audit. Company's agreement with a Sublicensee shall:
          --------------------
          (i) require the Sublicensee to permit access to its facilities to audit and inspection teams sent on behalf of Company or Microsoft, in order that such teams may perform an audit of the Sublicensee's relevant books and records and/or a reasonable inspection of the Sublicensee's computers to determine compliance with the terms hereof; and (ii) expressly provide that Microsoft is an intended third party beneficiary of the Company's agreement with the Sublicensee with the right to enforce the audit rights provision. Any audit and/or inspection shall be conducted during regular business hours at the Sublicensee's facilities, with at least five (5) days prior notice, and in such a manner as not to interfere unreasonably with the Sublicensee's business.

     (5)  Ordering Licenses and Payment. Company shall be responsible for
          -----------------------------
          consolidating all information regarding the use of the Software Products by each Sublicensee (to provide Application Services to its customers), reporting such information to Microsoft through the License Order submitted by Company each month under Section 4(a), and paying for the appropriate number of Licenses for each such Sublicensee.

     (6)  Guarantee. Company unconditionally and irrevocably guarantees each
          ---------
          Sublicensee's fulfillment of the restrictions and obligations imposed on Company under the ASLR and under this Agreement concerning the Software Products, including, without limitation, restrictions concerning reproduction, access, use and/or distribution of any portion of the Software Products. Company may, subject to confidentiality restrictions, provide a copy of this Agreement and the ASLR to a Sublicensee.

     (7)  Indemnification. Company agrees to indemnify Microsoft for all
          ---------------
          damages, costs, and expenses (including reasonable attorney's fees) of any kind resulting from any and all unauthorized reproduction, installation, access, use and/or distribution of any portion of the Software Products by a Sublicensee.

     (8)  Termination of Sublicense. Any sublicense granted by Company hereunder
          -------------------------
          shall terminate upon termination of this Agreement.

(g)  Affiliates. Company may grant to its Affiliates the rights granted to
     ----------
     Company in Section 3(a) above, subject to all the terms and conditions set forth in this Agreement and provided that (1) the Affiliate executes an Affiliate Agreement in substantially similar form to the agreement contained in Addendum C hereto prior to exercising any rights under this Agreement, and (2) the Affiliate remains an Affiliate of Company as defined herein. Company agrees to keep on file all executed Affiliate Agreements and deliver them to Microsoft upon request. Company agrees to unconditionally and irrevocably guarantee the Affiliate's compliance with the terms and conditions of this Agreement and the ASLR; however, Affiliates shall not submit monthly License Orders to Microsoft. Company shall be responsible for consolidating all information regarding the use of the Software Products by its Affiliates, reporting such information to Microsoft through the License Order submitted by Company each month under
     Section 4(a), and paying for the appropriate number of Licenses for such Affiliates. Company agrees that it shall be jointly and severally liable along with each of its Affiliates for any breach of the provisions of this Agreement or the
                                                                    Page 4 of 25

       ASLR by such Affiliates.

   (h) Internal Use. Unless otherwise stated in the ASLR with respect to certain
       ------------
       Software Products Internal Use of the Software Products by Company is permitted under this Agreement; however, the number of Licenses acquired each month by Company (including any Affiliates) for such Internal Use must be less than fifty percent (50%) of the total number of Licenses ordered (calculated on a product-by-product basis) by Company each month. This restriction on Internal Use shall not apply during the first ninety
       (90) days of the Term.

   (i) Demonstration, Testing and Evaluation. Subject to the conditions set
       -------------------------------------
       forth in this Section 3(1), Company may demonstrate, evaluate and/or test its Application Services offerings without the obligation to pay for Licenses under Section 4 hereof, unless such use is proscribed in the ASLR with respect to certain Software Products

       (1) Demonstration. Company may permit employees and authorized persons
           -------------
           acting on behalf of Company to access the functionality of the Software Products in order to demonstrate Company's Application Services to prospective Customers; provided, that, no more than fifty
                                              --------
           (50) user IDs may be issued for such demonstration purposes. Company must keep accurate records of every such demonstration, including the name of the prospective Customer and the number of user IDs provided for such demonstration, and the Software Products must remain at all times in the possession and under the direct control of Company. Company shall provide Microsoft with a copy of such records upon request.

       (2) Evaluation and Testing of Software Products by Company. Company may
           ------------------------------------------------------
           install and use an unlimited number of copies of the Software Products solely within its own data center(s) for the purpose of testing and evaluation of the Software Products, subject to the limitations set forth herein. The Software Products may be connected at any point in time to an unlimited number of workstations or computers operating on one or more of Company's own internal networks, For Software Products commercially released on or before the Effective Date of this Agreement, Company's right to test and evaluate such products shall begin on the Effective Date and shall end ninety (90) days after such Effective Date. For Software Products commercially released by Microsoft after the Effective Date of this Agreement, Company's right to test and evaluate such products shall begin on the release date of such products and shall end ninety (90) days after such release date.

       (3) Evaluation of Application Services by Customers. In addition, Company
           ------------------------------------------------
           may also provide Application Services to an unlimited number of Customers for a period of time not to exceed thirty (30) days per Customer, solely for the purpose of evaluation of such services by such Customers, provided that: (i) Company keeps accurate records of every such instance it has provided Application Services to a Customer under this Section 3(i), which records shall include the name of the Customer to whom the Application Services were provided, the number of users and access rights provided, and the geographic location where the Application Services were used; (ii) Company does not charge or impose any fee on the Customer in connection with evaluation of the Application Services; (iii) Company ensures that, at the end of such thirty (30) day period, all copies of Client Software, if any, are either removed from the Customer's Devices or are rendered unusable; and (iv) the Customer Agreement between Company and Customer includes the Customer License Terms substantially in the form attached hereto in Addendum B.

    (j) Outsourcing. Notwithstanding any provision in this Agreement to the
        -----------
        contrary, if Company enters into an agreement with a third party ("Outsourcing Company") that provides operational services or support services to Company, including but not limited to network management, application management or data Center management services (including operation, maintenance and control of all data center computer hardware ("Servers")), or if Company presently uses an Outsourcing Company in such capacity, Company may install or cause to be installed the Software Products on the Outsourcing Company's Servers subject to the following conditions:

        (1) Identification of Outsourcing Company. Upon Microsoft's request,
            -------------------------------------
            Company shall provide Microsoft with the name, address and other information related to the identification of the Outsourcing Company that Company uses to provide services to Company.

Microsoft Application Services Agreement (8/1/00)                   Page 5 of 25

       (2) No Assignment or Delegation: Scope of Use. Company understands and
           -----------------------------------------
           agrees that this Section 3(j) does not constitute an assignment or delegation of any of Company's rights or obligations under this Agreement or any consent to the assignment of such rights and obligations by Microsoft. Company is and shall remain fully responsible for all of its obligations under this Agreement and the ASLR regardless of the physical location of the Servers containing the Software Products. The Outsourcing Company shall only be granted access to the Software Products in order to perform operational and/or support services for Company and may not use the Software Products to provide Application Services to any third party or for any other purpose.

       (3) Guarantee. Company unconditionally and irrevocably guarantees the
           ---------
           Outsourcing Company's fulfillment of the restrictions and obligations imposed on Company under the ASLR and under this Agreement concerning the Software Products, including, without limitation, restrictions concerning reproduction, installation, access, use and/or distribution of any portion of the Software Products. Company may, subject to confidentiality restrictions, provide a copy of this Agreement and the ASLR to the Outsourcing Company.

       (4) Indemnification. Company agrees to indemnify Microsoft for all
           ---------------
           damages, costs, and expenses (including reasonable attorneys' fees) of any kind resulting from any and all unauthorized reproduction, installation, access, use, and/or distribution of any portion of the Software Products by the Outsourcing Company.

       (5) Inspection and Audit. Company's agreement with the Outsourcing
           --------------------
           Company shall: (i) require the Outsourcing Company to permit access to its data center to audit and inspection teams sent on behalf of Company or Microsoft, in order that such teams may perform an audit of the Outsourcing Company's relevant books and records and/or a reasonable inspection of the Outsourcing Company's Servers to determine compliance with the terms hereof; and (ii) expressly provide that Microsoft is an intended third party beneficiary of the Company's agreement with the Outsourcing Company with the right to enforce the audit rights provision. Any audit and/or inspection shall be conducted during regular business hours at the Outsourcing Company's facilities, with at least five (5) days prior notice, and in such a manner as not to interfere unreasonably with the operations of the Outsourcing Company.

       (6) Copies of Software Products. Company shall ensure that, upon
           ---------------------------
           termination of its agreement with an Outsourcing Company, all copies of the Software Products are completely removed from the Outsourcing Company's Servers or are otherwise rendered permanently unusable, and that the Outsourcing Company returns or destroys all copies of the Software Products in its possession.

   (k) Server Administration and Maintenance. Company may authorize up to five
       -------------------------------------
       (5) employees or authorized persons acting on Company's behalf per data center (including persons employed by an Outsourcing Company performing services for Company under Section 3(j) above) to have access to and use the services or functionality of the Software Products for the sole purpose of testing, maintenance and administration of the Software Products, without the obligation to pay for Licenses under Section 4 hereof.

   (l) Branding; Trademarks and Logos. Nothing in this Agreement shall be
       ------------------------------
       construed as granting Company any right, title, interest, or license in or to any of Microsoft's names, word marks, logos, logotypes, trade dress, designs, or other trademarks other than specifically stated herein.

       (l) Branding. Company agrees that it shall place the phrase "Powered by
           --------
           Microsoft.NET Technologies" on: (1) all advertising, collateral, and other marketing materials that describe the Application Services; arid (ii) the start page, sign-in screen or similar user interface first viewed to begin access to the Application Services. Company will use commercially reasonable efforts to ensure clear identification of the reference to "Powered by Microsoft.NET Technologies" in all such materials and on such screens, Company may only use the words "Powered by Microsoft.NET Technologies" in connection with services that are based upon the use of the Software Products; and Company may not use the words in connection with any other products or services. From time-to-time in its sole discretion, Microsoft may reasonably introduce and require Company to follow additional branding and/or logo guidelines. Any such additional handing will include any single brand or combination of the following brands: "Microsoft," "Microsoft.NET," or such other brands as specified by Microsoft, and

Microsoft Application Services Agreement (8/1/00)                   Page 6 of 25
              will include phrasing such as "Powered by _____," as specified by Microsoft.

         (2)  Descriptive References. Company may make descriptive references to
              ----------------------
              Microsoft's non-stylized word marks (but may not use Microsoft's logos, logotypes, trade dress, or designs) in product packaging, documentation, advertising, and marketing materials, including World Wide Web pages, according to Microsoft's standard trademark guidelines (available for viewing at www.microsoft.com/trademarks). Nothing herein shall restrict Microsoft's legal or equitable rights to protect its trademarks against infringement, dilution, or other misuse.

     (m) Reservation of Rights. Microsoft reserve all rights not expressly
         ---------------------
         granted herein.

4.   Ordering and Payment of Licenses.

     (a) License Orders. Company is required to order and pay for Licenses each
         --------------
         month for the Software Products. Company shall submit to Microsoft one
         (1) License Order each month using the form in Addendum A. Microsoft shall make an electronic version of the License Order available for download from a MS designated Web Site. Company's failure to timely submit a complete and accurate License Order each month or its failure to pay for the appropriate number of Licenses each month in accordance with the terms of this Agreement shall be considered a material breach of this Agreement under Section 7(b)(2).

         (1)  Affiliates and Sublicensces. If Company has granted rights to its
              ---------------------------
              Affiliates or to any Sublicensees under this Agreement, Company shall incorporate and consolidate all use of the Software Products by such Affiliates and Sublicensees in Company's monthly License Order.

         (2)  Reporting. Company shall use the License Order to accurately
              ---------
              report its use of the Software Products to provide Application Services. For each of the Software Products licensed hereunder, in accordance with the use rights specified in the ASLR, Company shall specify in the License Order the number or processors using the Software Products and/or the number of unique individuals ("Users") to whom access rights to a Software Product were provided in the form of Application Services, whether directly or indirectly, during the immediately preceding calendar month. Company's use of software or hardware that reduces the number of Users directly accessing or utilizing any of the Software Products i.e. "multiplexing" or "pooling" software or hardware) shall not reduce the number of Licenses required; the required number of Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end." Company shall establish a process to ensure accurate reporting and ordering of Licenses from Microsoft. A duly authorized officer of Company shall certify the License Order as accurate and complete.

         (3)  Submission. The License Order must be submitted to Microsoft no
              ----------
              later than fifteen (15) days after the last day of the preceding calendar month. Every License Order shall be delivered electronically to Microsoft to the e-mail address specified on the License Order form. Company must submit a License Order each month regardless of whether any copies of the Software Products were made and regardless of whether access and/or use rights were provided to Users in the preceding month.

         (4)  Modifications. Microsoft reserves the right to reasonably revise
              -------------
              the License Order form contained in Addendum A from time-to-time and modify the procedure for submitting License Orders to Microsoft upon thirty (30) days prior notice to Company; however, in no event will Company be required to submit more than one (1) publication of the revised form or procedures on a MS Designated Web Site no later than the first day of the month preceding the month that the changes go into effect; and/or (ii) notice provided in accordance with Section 15(d).

         (5)  Use of Information Provided by Company. Any information provided
              --------------------------------------
              to Microsoft under a License Order shall be kept confidential by Microsoft and shall be used only for revenue calculation, internal revenue allocation, compliance, and billing purposes.

     (b) Invoices. Upon receipt of Company's License Order each month,
         --------
         Micorosoft will invoice Company reflecting the number and type of Licenses for Software Products reported to Microsoft during the specified month. The invoice(s), together with proof/record of payment, shall constitute the confirmation for

        Licenses for each month of the Term.

    (c) Price List. Microsoft shall issue the Price List on a monthly basis,
        ----------
        which list shall specify the unit prices payable by Company for Licenses under this Agreement. During the Term, Microsoft may modify the Price List upon thirty (30) days prior notice to Company, which notice requirement shall be satisfied by publication of the revised Price List on a MS Designated Web Sire no later then the first day of the month preceding the month that the revised Price List goes into effect.

    (d) Payment Term. All amounts payable by Company under this Agreement are
        ------------
        due and owing thirty (30) days after date of invoice from Microsoft. All payments not received by Microsoft from Company by the due date stated in the invoice may be assessed a finance charge of one and one-half percent (1.5%) of the invoice amount per month or the legal maximum, whichever is less. Payment by Company to Microsoft is not contingent on payment by art Affiliate or a Customer to Company. All payments pursuant to this Agreement (i) shall be dischargeable only by payment in United States dollars ("Dollars") regardless of any law, rule, regulation or statute, whether now or hereafter in existence or In effect in any jurisdiction which affects or purports to affect such obligation, and
        (ii) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted by the Company to any currency other than the full amount of Dollars expressed to be payable in respect of fees, royalties and expenses and all other amounts payable pursuant to this Agreement. All payments to Microsoft by Company shall be in the form of bank wire transfer or electronic funds transfer through an Automated Clearing House ("ACH") with electronic remittance detail attached. Company shall ensure that the Agreement number for this Agreement and the Microsoft invoice number if any, are specified on each wire transfer payment made hereunder.

       Company shall remit payment by wire transfer to one of the following addresses, depending on location of Company:

       (All locations In the Americas except Canada):                 (Use only if Company only located in Canada):
                                                                           ----
       Microsoft North American Collections #8445O5                   MSLI Western Region Collections
       Attention: Volume Licensing                                    Royal Bank of Canada Plaza Branch
       Account # 3750771767                                           Account #125-39l-3
       ABA#: 11100001-2                                               Bank/Branch Transit 003/0002
       NationsBank of Texas, NA.                                      Toronto, ON
                                                                      Canada

       Remittance detail for wire transfers must also be sent
       either by fax or e-mail:                                       Remittance detail for wire transfers must also be sent either by fax or e-mail:
       Fax:     (425) 936-7329, Attention: Special Agreements
                Payments                                              Fax:      (425) 936-7329, Attention: Special Agreements
                                                                                Payments
       E-mail:  spagpay@microsoft.com                                 E-mail:   spagpay@microsoft.com
                ---------------------                                           ---------------------

    (e) Rebates. During the Term, on a semi-annual basis, Company shall have the
        -------
        opportunity to earn a rebate of up to three percent (3%) of the total amount stated in the monthly invoices sent to Company during the previous Six (6) months January 1st to June 30th and July 1st to December 31st each a "Rebate Period"), divided as follows: (1) one and one half percent (1.5%) of the rebate may be earned for the timely, accurate and complete submission of Company's monthly License Order; and
        (2) one and one half percent (1.5%) of the rebate may be earned for timely payment of Company's monthly invoice. For purposes of this
        Section 4(c), "timely" means that Microsoft has received the License Order and/or payment of the monthly invoice by the due date indicated, "accurate" means that Company has correctly populated all reporting fields in the License Order, and "complete" means that Company has populated all required reporting fields in the License Order. If the Effective Date of this Agreement fails within a Rebate Period, Company may earn a monthly rebate as provided herein for each whole month falling within such Rebate Period.

       (1) Compliance. Company's entitlement to a rebate shall be measured on a
           ----------
           month-to-month basis, and Company's failure to comply with the rebate requirements will result in a loss of up to one-sixth

Microsoft Application Services Agreement (8/1/00)                   Page 8 of 25

         (1/6th) of its total rebate for each month that Company is non-compliant during the relevant Rebate Period.

     (2) Payment. Rebates, if any, will be paid to Company in the form of a
         -------
         credit to be applied to the monthly invoice issued to Company three (3) months after the end of the relevant Rebate Period. (e.g., the October invoice for the January - June Rebate Period). If Company is entitled to receive following the of the Term, Microsoft shall apply the rebate credit to the final invoice issued to Company under this Agreement. At the time of issuance of any rebate credit, if Company is in breach of any of the terms of this Agreement, Company's entire rebate shall be withheld until Company cures such breach; and, if Company fails to cure such breach in accordance with Section 7 hereof, Company's rebate credit shall be forfeited.

     (3) Rebate Issues. Company shall notify Microsoft of any issues regarding
         -------------
         the amount of any rebates in writing no later than thirty (30) days following Company's receipt of a rebate credit. If written notice is not provided to Microsoft within such thirty (30) day period, Company shall have waived any and all right to dispute the amount of such rebate credit.

(f)  Fulfillment. Company may obtain the media containing the Software Products
     -----------
     from either Microsoft Fulfillment or from any retailer or any authorized reseller of full package product. If Software Products are obtained from Microsoft Fulfillment, Company's order shall be limited, on a per-order basis, to ten (10) copies of media containing the Software Product(s). Microsoft Fulfillment will invoice Company for all orders, and payment will be made in accordance with Section 4(d). Orders will be shipped only to the address specified for Company in Section 15(d). Contact information for Microsoft Fulfillment will be provided at the time this Agreement is executed by Microsoft or as determined by Microsoft from time-to-time.

(g)  Taxes. The amounts to be paid by Company to Microsoft under this Agreement
     -----
     do not include any taxes (including, without limitation (i) taxes on or with respect to or measured by any net or gross income or receipts of the Company, (ii) any franchise taxes, taxes on doing business, gross receipts taxes or capital stock taxes (including any minimum taxes and taxes measured by any item of tax preference), (iii) any taxes imposed or assessed after the date upon which this Agreement is terminated, (iv) taxes based upon or imposed with reference to Company's real and personal property ownership or interests; (v) sales, use VAT and other similar taxes imposed upon Company or that it is required to collect as a result of providing Application Services as contemplated under this Agreement), duties, levies, fees, excises, tariffs, assessments or similar liabilities (individually and collectively "Taxes"). Company agrees to pay all Taxes (and any penalties, interest, or other additions to any such Taxes) now and hereafter properly imposed, levied or assessed by a duly constituted and authorized taxing authority on (1) the Software Products provided under this Agreement or on any transaction related thereto, (2) the Application Services provided by Company, or (3) other goods and services provided to Company by Microsoft under this Agreement; provided, however, that Company
                                                --------
     is not obligated to pay taxes based on the net worth, capital, property, or income of Microsoft or taxes imposed by reason of Microsoft's doing business or being incorporated in a jurisdiction, and for which Microsoft is obligated to pay under applicable law ("Microsoft Taxes").

     Any Taxes that (i) are owed by Company as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required or permitted to be collected from Company by Microsoft under applicable law, and (iii) immediately above the "Collected Taxes"), shall be remitted by Company to Microsoft, whereupon, upon request, Microsoft shall provide to Company tax receipts or other evidence indicating that such Collected Taxes have been collected by Microsoft and remitted to the appropriate taxing authority. Company may provide to Microsoft an exemption certificate acceptable to Microsoft and to the relevant taxing authority (including without limitation a resale certificate) in which case, after the date upon which such certificate is received in proper form, Microsoft shall not collect the taxes covered by such certificate.

     Company agrees to indemnify,defend and hold Microsoft harmless from any Taxes, Collected Taxes or claims, causes of action, costs (including, without limitation, reasonable attorneys' fees) and any other liabilities of any nature whatsoever related to such Taxes or Collected Taxes, exclusive of the Microsoft Taxes.

Microsoft Application Services Agreement (8/1/00)                  Page 9 of 25

          If, after a determination by foreign tax authorities, any Taxes are required to be withheld, on payments made by Company to Microsoft, Company may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided however, that Company shall promptly secure and deliver to Microsoft and official receipt for any such Taxes withheld or other documents neccessary to enable Microsoft to claim a U.S. Foreign Tax Credit. Company shall remain liable to Microsoft or any amounts withheld by Company for which Company has failed to deliver to Microsoft such official receipt. Company will make certain that any taxes withheld are minimized to the extent possible under applicable law.

5.   Support Services.

     (a)  Microsoft Support. This Agreement does not include technical or
          -----------------
          integration support by Microsoft to Company or to its Customers ("Support Services"), and this Agreement does not obligate Microsoft to provide such Support Services. Any Support Servies provided by Microsoft shall be pursuant to a separate agreement between Microsoft and Company. With respect to any technical information provided to Microsoft by Company as part of any (if any) Support Services related to the Software Products, Coampany agrees that Microsoft (and its Affiliates and agents) may collect, process and use such information for its business purposes, including for product support and development. Microsoft will not disclose such technical information in any form that could reveal Company's indentify.

     (b)  Company Support to Customers. Company agrees to procide commercially
          ----------------------------
          reasonable support to its Customers; and, in connection therewith, must either (a) obtain and continuously maintain a Microsoft Premier support services agreement, or (b) obtain support services through the Microsoft Professional support program with prepayment for at least ten (10) incidents, or (c) obtain substantially similar support for the Software Products from another support services provider.

6.   Facilitating Compliance with License Requirements.

     (a)  Company Obligations. The Company shall make its employees, agents, and
          -------------------
          other individuals having access to or using the Software Products under this Agreement aware that the Software Productsa (1) are licensed to Company by Microsoft, (2) may only be used subject to the terms and conditions contained in this Agreement and the ASLR, and (3) may not be copied, transferred or otherwise used in violation of such terms and conditions.

     (b)  Customer Agreements. with respect to its Customers and their
          -------------------
          respective users, Company shall (1) contractually obligate its Customers to comply with the Customer License Terms contained in Addendum B by incorporating same, in substantially similar form, into the terms and conditions of its Customer Agreements; and (2) include a provision in its Customer Agreements that expressly provides that Microsoft is an intended third party beneficiary of the Customer Agreement with rights to endorce the Customer License Terms; and (3) cooperate in good faith with Microsoft in investigating instances of non-compliance by a Customer with the Customer License Terms, if Microsoft believes in good faith that a Customer is not in compliance with the Customer License Terms. Company shall use its name in place of references to "Company" in the Customer License Terms. In addition, Company shall ensure that, upon termination of a Customer Agreement, all copies of any Client Software, if any, are either completely removed from the Customer's computing Devices or are otherwise rendered unusable.

     (c)  Record Keeping and Audit.
          ------------------------

          (1) Record Keeping. During the Term and for two (2) years thereafter, Company agres to maintain all usual and proper records related to its use of the Software Products, the use of the Sotware Products by Company's Customers and Sublicensees in the form of Application Services, and all other records required under this Agreement. At a minimum, Company shall maintain monthly records for each Customer, Affiliate, and Sublicensee that specifies the Software Products accessed or used, the number of Users (identified by unique User IDs or similar specification) and/or the number of processors associated with the access or use of such Software Products.


          (2) Audit. In order to verify compliance with the terms of this
              -----
              Agreement and the use of Software

         Products by Company and its Customers and Sublicensees, during the Term and for two (2) years thereafter, Microsoft may audit Company's relevant books and records and/or inspect Company's facilities, data center(s) and procedures. Any audit and/or inspection shall be conducted during regular business hours at Company's facilities, with at least five (5) days prior notice, and in such a manner as not to interfere unreasonably with the operations of the Company. At Microsoft's sole discretion, an audit may be conducted by an independent certified public accountant selected by Microsoft (other than on a contingent fee basis). If Microsoft so chooses, it will enter into a non-disclosure agreement with the independent public accountant performing the audit that will obligate such independent public accountant to hold in confidence any of Company's confidential information, including any unrelated financial, business and technical information observed in the course of the audit, Company agrees to provide Microsoft's designated audit or inspection team access to the relevant Company records and facilities, If any material unlicensed use of Software Products is disclosed during an audit, Company shall promptly acquire sufficient Licenses to cover all unlicensed use disclosed by any such audit; and Company shall pay to Microsoft an amount equal to: (i) the reasonable expenses incurred in conducting such audit; plus (ii) an additional License fee of fifteen percent (15%) of the price stated in the then current Price List for each of the required Licenses. If an audit discloses any material unlicensed use of a Software Product by a Customer, it shall be presumed that such unlicensed use began upon commencement of such Customer's relationship with Company, unless Company's records reasonably demonstrate that such unlicensed use was limited in scope and duration. For purposes of this
         Section 6(b), "material unlicensed use of Software Products" shall exist if, upon audit, it is determined that, with respect to any Software Product the Company has Licenses for fewer than ninety-five percent (95%) of the access rights provided to Customers that are disclosed by the audit. Microsoft shall use the information obtained or observed in the audit solely for the purposes of (x) determining whether the Company has been obtaining sufficient Licenses for the Software Products it is using and has otherwise complied with the terms of this Agreement, (y) enforcing its rights under this Agreement and any applicable laws, and (z) determining if Company has accurately reported Customer information to Microsoft. Microsoft will hold all such information in confidence.

 7. Term and Termination.

    (a) Term. The term of this Agreement is two (2) years, commencing on the Effective Date (the "Term"), unless this Agreement is otherwise terminated as provided below. Notwithstanding the foregoing, if Company is not in breach of this Agreement on the last day of the Term, and if Comp any has continuing obligations to provide Application Services under any of its existing Customer Agreements that extend beyond the end of the Term, then the Term of this Agreement shall be automatically extended for the sole purpose of enabling Company to continue to provide Application Services to such existing Customers for the remaining contract period between Company and such Customers or thirty-six (36) months, whichever period of time is shorter; provided however, that in
                                                     --------
        order for the automatic term extension to apply, Company must notify Microsoft in accordance with Section 15(d) no later than thirty (30) days before the end of the Term that there are existing Customer Agreements that extend beyond the end of the Term. Nothing contained herein shall be deemed to create any express or implied obligation on either party to renew or extend this Agreement or, if the Term of this Agreement is extended as provided for in this Section 7(a), to create any right to continue such relationship on the same terms and conditions contained herein. The number of renewals or extensions notwithstanding, this Agreement is and shall always be interpreted as a fixed term agreement and not as an indefinite term agreement.

    (b) Termination.
        -----------

        (1) Termination Without Cause. Upon thirty (30) days prior written
            -------------------------
            notice to Microsoft, Company may terminate this Agreement without cause.

       (2) Termination for Breach. Either Party may terminate this Agreement as
           ----------------------
           a result of a breach by the other Party of any of the terms and conditions of this Agreement, upon thirty (30) days prior written notice advising the breaching party of the nature of the breach, provided such breach is not thereafter cured within such thirty (30) day period.

       (3) Termination by Microsoft. Notwithstanding Section 7(b)(2) above,
           ------------------------
           without prejudice to any other

Microsoft Application Services Agreement (8/1/00)                  Page 11 of 25
        rights, Microsoft may immediately terminate this Agreement upon written notice to Company without an opportunity to cure in the event of a breach by Company of Section 3 (Assignment) or any breach of any of the terms and conditions contained in the ASLR. In addition, in the event Company fails to maintain Microsoft Certified Solution Provider "member" status at all times during the Term, Microsoft may terminate this Agreement upon thirty (30) days prior written notice, provided such failure is not thereafter corrected within such thirty (30) day period.

    (c) Obligations on Termination or Expiration. Any termination or expiration
        ----------------------------------------
        of this Agreement shall automatically terminate all license rights hereunder, including but not limited to, all Licenses granted hereunder, Upon termination or expiration of this Agreement, Company shall, within thirty (30) days, submit a supplemental License Order for any Licenses based on actual usage of the Software Products to the date of such termination or expiration which have not been previously ordered and which by the terms of this Agreement are required to be ordered after the month of actual usage. Upon termination or expiration of this Agreement, Company shall return to Microsoft, or at Microsoft's direction, destroy and certify to Microsoft the destruction of, all copies of the Software Products and their component parts that are in the possession of Company, or that were otherwise copied or installed under this Agreement (and Company shall likewise instruct all Customers, its Sublicensees (if any) and their respective customers and Users, as applicable). There shall be no refund of amounts paid for media containing Software Products that have been so returned or destroyed.

  8. Assignment. Company may not assign or otherwise transfer this Agreement, or any rights or obligations hereunder, whether by contract, merger, operation of law, or otherwise, without the prior written approval of Microsoft, which approval shall not be unreasonably withheld or delayed. "Transfer" within the meaning if this Section shall include without limitation any merger or consolidation of Company with another entity, where Company is not the surviving entity, or the acquisition of more than twenty percent (20%) of any class of Company's voting stock by another entity, or the sale of no more than fifty percent (50%) of Company's assets. Microsoft may transfer its respective rights and obligations hereunder to any Affiliate without the prior written approval of Company; provided that Microsoft shall remain liable, in accordance with this Agreement, for all Licenses it has provided or was obligated to have provided prior to the date of transfer. Any attempted assignment in violation of this Section is null and void.

  9. Limited Warranties.

     (a) Virus Warranty. Microsoft warrants that it has established and
         --------------
         regularly puts in place procedures, in conformity with applicable and the most current industry standards, to guard against the inclusion of Viruses, as defined below, in any software prepared by Microsoft, including but not limited to the Software Products. A "Virus" is defined as any computer code, instruction, data, or program that can or may in whole or part disable, materially alter, or damage any software, data, or computer hardware or otherwise interfere with or prevent use of a computer system. If Company notifies Microsoft in writing that it reasonably believes that a Software Product contains a Virus, and if Microsoft confirms same, then Microsoft will (1) exercise reasonable efforts to correct the Software Product, and (2) provide any resulting correction to Company, without charge, when it is available for distribution. The foregoing does not apply to any user customizable features, or to any add-on features or products chat have not been provided by Microsoft, including but not limited to items such as macros, scripts and custom programming or formatting features, The foregoing states Microsoft's entire liability and Company's exclusive remedy for any breach of the warranty described in this Section 9(a).

     (b) Software Product Limited Warranty. Microsoft warrants that each version of the Software Products will perform substantially in accordance with the end user documentation accompanying such Software Products ("Documentation") for a period of ninety (90) days from the date Company first copies, installs, accesses, runs, reproduces, displays or otherwise interacts with such version of the Software Products (the "Warranty Period").

         During the Warranty Period, if Company notifies Microsoft that a Software Product has failed to perform substantially in accordance with its Documentation, then, at Microsoft's option, Microsoft will either
         (1) use commercially reasonable efforts to repair or replace such Software Product; or (2) terminate this

Microsoft Application Services Agreement (8/1/00)                  Page 12 of 25

         Agreement with respect to such Software Product and refund to Company the total amount paid by Company for such Software Product. Any replacement Software Products will be warranted for the remainder of the Warranty Period or thirty (30) days, whichever period is longer. This Limited Warranty is void if failure of the Software Products is the result of accident, abuse, misapplication or unauthorized modification.

         After expiration of the Warranty Period but during the Term of this Agreement, if Company reports in writing any significant deviations between performance of a Software Product and its Documentation, and such deviations have been already reported by other Microsoft licensees, or, after Company's report, are reported commonly by other Microsoft licensees and are acknowledged by Microsoft, then Microsoft agrees to use commercially reasonable efforts to correct such deviations and provide corrections to Company in the form of a fix or patch at such time as Microsoft makes such corrections generally available to other Microsoft licensees.

         The foregoing states Microsoft's entire liability arid Company's exclusive remedy for arty breach of the warranty described in this
         Section 9(b).

     (c) NO OTHER WARRANTIES. EXCEPT FOR THE LIMITED WARRANTIES PROVIDED IN
         -------------------
         SECTIONS 9(a) and 9(b) ABOVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MICROSOFT AND ITS SUPPLIERS HEREBY DISCLAIM ALL WARRANTIES AND CONDITIONS, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY (IF ANY) IMPLIED WARRANTIES OR. CONDITIONS OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF LACK OF VIRUSES, OF ACCURACY OR COMPLETENESS OF RESPONSES OR RESULTS, OF TITLE, OF NON-INFRINGEMENT, OF QUIET ENJOYMENT OR QUIET POSSESSION, OR OF CORRESPONDENCE TO DESCRIPTION WITH RESPECT TO TEE SOFTWARE PRODUCTS. THE ENTIRE RISK AS TO THE QUALITY OF OR ARISING OUT OF USE OR PERFORMANCE OF TEE SOFTWARE PRODUCTS, IF ANY, REMAINS WITH COMPANY.

   10. Defense of infringement Claims.

       (a) Microsoft will defend Company and any Company Affiliate against a claim by an unaffiliated third party that arty Software Product infringes its copyright and/or U.S. patent and pay the amount of any resulting adverse final judgment (or settlement to which Microsoft consents); provided Company notifies Microsoft promptly in writing of the claim and gives Microsoft sole control over its defense or settlement. Company agrees to provide Microsoft with reasonable assistance in defending the claim, and Microsoft shall reimburse Company for any reasonable out-of-pocket expenses incurred in providing such assistance,

       (b) Microsoft will not be liable for any copyright or patent infringement claim to the extent that the claim is based on Company's (1) use of the Software Product after Microsoft notifies Company to discontinue use due to an infringement claim; or (2) combining the Software Product with a non-Microsoft product, program or data if such claim would not have arisen but for such combination; or (iii) altering the Software Product if such claim would not have arisen but for such alteration. Company will reimburse Microsoft for arty costs or damages that result from these actions,

       (c) If Microsoft receives information concerning an infringement claim related to a Software Product, Microsoft may, at its expense and without obligation to do so, either (1) procure for Company the right to continue to use the allegedly infringing Software Product, or (2) replace or modify the Software Product to make it non-infringing, in which case, Company must immediately stop using the allegedly infringing Software Product.

       (d) If any other third party claim is brought against Company or any of Company's Affiliates regarding intellectual property of Microsoft, Company must notify Microsoft promptly. Microsoft may at its option, choose to treat these claims as being covered by this Section 10.

       (e) The rights and remedies granted to Company under this Section 10,
           Section 11 (Limitation of Liability) and Section 12 (Exclusion of Incidental, Consequential and Certain Other Damages) state Microsoft's entire

Microsoft Application Services Agreement (8/1/00)                  Page 13 of 25
          liability and Company's exclusive remedy with respect to any claim of infringement of the rights of a third party, whether arising under statutory or common law or otherwise.

11. Limitation of Liability. With respect to any damages that Company might incur for any reason whatsoever (including, without limitation, all direct or general damages) that arise out of or relate to this Agreement or the Software Products, the entire liability of Microsoft and any of its suppliers, whether based on contract, tort (including negligence), strict liability, or otherwise, shall be limited to, in any and all cases, the amount actually paid by Company under this Agreement for Licenses for the Software Products; plus, in the event of an infringement claim against Company under Section 10(a), the costs of defending Company against such claim. The Parties agree that the limitations of liability, exclusions of damages and warranty disclaimers stated in this Agreement (including Sections 9(c), this Section 11 and Section 12) shall apply to the maximum extent permitted by applicable law, even if any remedy fails its essential purpose.

12. Exclusion of Incidental, Consequential and Certain Other Damages. In no event shall either Party or its suppliers be liable for any special, incidental, indirect, or consequential damages or losses (collectively "Consequential Damages") whatsoever (including, but not limited to, Consequential Damages for disclosure of confidential or other information, for business interruption, for personal injury, for loss of privacy, for failure to meet any duty including of good faith or of reasonable care, for negligence, and for any other pecuniary or other loss whatsoever) arising out of or in any way related to the use of or inability to use the Software Products, or otherwise under or in connection with any provision of this Agreement, even in the event of the fault, tort (including negligence), strict liability, breach of contract or breach of warranty of Microsoft or any supplier, and even if the injured party or any supplier has been advised of the possibility of such damages; provided, however, that the exclusion of Consequential Damages shall not apply to Microsoft's obligations under Section 10(a) above.

13. Export Compliance with Laws. Company acknowledges that the Software Products are of U.S. origin. Company agrees to comply with all applicable international and national laws that apply to the Software Products and/or Application Services, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information on the export of Microsoft Products, see http://www.microsoft.com/exporting/
                             -----------------------------------

14.  Fault Tolerance.

     (a)  Software Products.  The Software Products are not fault-tolerant and
          -----------------
          are not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the Software Products could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). MICROSOFT AND ITS LICENSORS SPECIFICALLY DISCLAIM ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR HIGHRISK ACTIVITIES.

     (b)  Note On Java Support. The Software Products may contain support for
          --------------------
          programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated Microsoft Corporation to make this disclaimer.

15.  Miscellaneous.

     (a)  Entire Agreement. This Agreement (once accepted by Microsoft as
          ----------------
          evinced by Mircosoft's signature and the issuance of an Agreement Number), including any Addenda attached hereto, the ASLR and Price List in effect from time-to-time and the Licenses obtained hereunder, constitutes the entire agreement between Microsoft and the Company concerning the subject matter hereof and merges all prior and contemporaneous communications with respect to such subject matter. The terms and conditions of these documents shall control over any provisions in any Company purchase order.

    (b) Order of Precedence. All documents and clauses that comprise this
        -------------------
        Agreement shall be read so as to be consistent to the extent practicable. However, to the extent that there is any direct inconsistency between the terms contained in this Agreement and the ASLR, the terms of this Agreement shall control. For the avoidance of doubt, In the event that a subject or a particular use is addressed in the ASLR and not in the Agreement, then such provision In the ASLP. shall control. Unless the ASLR specifically states otherwise, the ASLR shall supersede the terms of any end user license agreement ("EULA") that comes with the Software Products. However, if any additional software is provided to Company with the Software Products, and such additional software comes with a separate EULA, then such software is licensed to Company under the terms of the EULA and not under this Agreement or the ASLR.

    (c) Amendments. This Agreement, excluding the ASLR and the Price List, may
        ----------
        only be modified by a written instrument that is signed by both Parties. Company agrees that Microsoft may amend the ASLR in accordance with
        Section 3(c), and that Microsoft may amend the Price List in accordance with Section 4(c).

    (d) Notices. All notices under this Agreement shall be deemed delivered
        -------
        twenty-four (24) hours after they are addressed to a Party as specified below and either: (i) deposited in the mail, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier (e.g., DHL, Federal Express, Airborne), charges prepaid, confirmation requested. Microsoft will provide notice of changes to the ASLR in accordance with Section 3(c) above; and Microsoft will provide notice of changes to the Price List in accordance with Section 4(c) above. If a Party's Information below changes during the Term, such Party will notify. the other Party in writing on company letterhead in accordance with the requirements of this Section.

Company Information                                             Microsoft Information
-------------------------------------------------------------------------------------------------------------------------
Application Service Provider Name
  Insynq Inc.                                                   MSLI, GP
-------------------------------------------------------------------------------------------------------------------------
Street Address and/or post office box                           Street Address and/or post office box
  1101 Broadway Plaza                                           6100 Neil Road, Suite 210
-------------------------------------------------------------------------------------------------------------------------
City and State/Province                                         City and State/Province
  Tacoma/WA                                                     Reno, NV
-------------------------------------------------------------------------------------------------------------------------
Country and Postal Code                                         Postal Code
  WA          98402                                             89511-1137
-------------------------------------------------------------------------------------------------------------------------
Contact Name and title                                          Attention
  James Leigh CTD                                               Volume Licensing, Dept. 551
-------------------------------------------------------------------------------------------------------------------------
Phone Number                                                    Phone Number
  (253) 284-2000                                                (775) 823-5600
-------------------------------------------------------------------------------------------------------------------------
Fax Number                                                      Fax Number
   (253) 284-2035                                               (775) 826-7287
-------------------------------------------------------------------------------------------------------------------------
E-Mail Address
  JamesL@insynq.com
-------------------------------------------------------------------------------------------------------------------------
Additional Contact Name and title                               With a Copy of the Notice To:
  Joanie C. Mann    VP Operations
                                                                Microsoft Corporation
                                                                Law and Corporate Affairs
                                                                One Microsoft Way
                                                                Redmond, Washington USA 98052

                                                                Attention: Product Development & Marketing
-------------------------------------------------------------------------------------------------------------------------
Additional Contact Phone Number                                 And to:
  (253) 284-2000
-------------------------------------------------------------------------------------------------------------------------
Additional Contact Fax Number                                   Microsoft Account Manager Name
  (253) 284-2035
-------------------------------------------------------------------------------------------------------------------------
Additional Contact E-Mail Address                               Office Location
  jmann@insynq.com
-------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Contact Name                                E-mail Address (if applicable)
  Barbara Brown
-------------------------------------------------------------------------------------------------------------------------

Microsoft Application Services Agreement (8/1/00)                  Page 15 of 25

(e)  Governing Law and Jurisdiction. This Agreement, including the ASLR, and
     ------------------------------
     all matters relating thereto shall be construed and controlled by the laws of the State of Washington, USA, exclusive of its choice of law rules; and Company hereby consents to the non-exclusive jurisdiction and venue of the State and Federal courts sitting in the State of Washington. Legal process may be served on either party in the manner set forth in Section 15(d) above for the delivery of notices or by such other method as is authorized by applicable law or court rule.

(f)  U.S. Government Rights. The Software Products and documentation are
     ----------------------
     provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph
     (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software--Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.

(g)  Survival. Sections 4(d) and 4(g), 6, 7(c), 9(c), 10(a), 11, 12 and 15 of
     --------
     this Agreement shall survive the termination or expiration of this Agreement.

(h)  Attorneys' Fees. If either Party employs attorneys to enforce any rights
     ---------------
     arising out of or relating to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

(i)  Confidentiality. The terms and conditions of this Agreement are
     ---------------
     confidential. Neither Party shall disclose such terms and conditions, nor the substance of any discussions that led to them, to any third party without first obtaining the prior written consent of the other party except: (1) as required in the ordinary course of business to an Affiliate or agent, or financial or legal advisors who have a need to know such information and who have been instructed that all such information is to be handled in strict confidence; and (2) in accordance with a judicial or other governmental order, provided that the party required to make the disclosure either (i) gives the other party reasonable notice prior to such disclosure to allow such party a reasonable opportunity to seek a protective order or equivalent, or (ii) obtains written assurance from the applicable judicial or governmental entity that it will afford such information the highest level of protection afforded under applicable law or regulation. Notwithstanding the foregoing, in order to ensure that the Software Products are used in accordance with the terms of this Agreement, and in furtherance of its compliance obligations under Section 6, Company may disclose the ASLR to third parties on a need-to-know basis.

(j)  Relationship. Nothing in this Agreement shall be construed to constitute a
     ------------
     joint venture, partnership, agency, representative, or employment relationship between the Parties. This Agreement shall not be construed as authority for either Party to act for the other Party in any capacity or to make commitments of any kind for the account of, or on behalf of, the other Party, except to the extent expressly set forth in this Agreement.

(k)  Construction. In the event that any provision of this Agreement conflicts
     ------------
     with governing law or if any provision is held to be null, void or otherwise ineffective or invalid by a court of competent jurisdiction, (1) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (2) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. The headings of the Sections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(l)  Public Announcements. Neither Party shall make any public announcement
     --------------------
     about this Agreement without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Either Party may at any time make announcements that are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the Party so required to make the announcement, promptly upon learning of such requirement, notifies the other Party of such requirement and discusses with such other Party in good faith the exact wording of any such announcement.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER BY MICROSOFT AND IS NOT LEGALLY BINDING UNTIL EXECUTED BY EACH PARTY.

The Parties have caused this Agreement to be signed by their duly authorized representatives below.

[Company]                               MSLI, GP


By:  /s/ John P. Gorst                  By: /s/ Louie LaMourie III
   ---------------------------------       ------------------------------------
      (signature)                            (signature)

Name:    John P. Gorst                  Name:   Louie LaMourie III
     -------------------------------
      (printed)

Title:  Chairman, CEO                   Title:  Contract Administrator
      ------------------------------          ---------------------------------
      (printed)                               (printed)

Date:   8/29/2000                       Date:   9/6/00
     -------------------------------         ----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
This Agreement and attached                 MSLI, GP                            Telephone Number (area code-phone number):
documents should be sent to the             6100 Neil Road                      (775) 823-5600
following address for processing and        Suite 210                           Facsimile Number (area code-phone number):
approval:                                   Reno, NV 89511-1137                 (775) 826-7287
                                            Attention:
                                            Dept. 551, Volume Licensing
------------------------------------------------------------------------------------------------------------------------------------



Microsoft Application Services Agreement (8/1/00)

                           ADDENDUM A: LICENSE ORDER
                           ----------


Subscriber Access Licenses

ASP Name:
-----------------------------------------------
ASP Street Address:
-----------------------------------------------
ASP City:
-----------------------------------------------
ASP State:
-----------------------------------------------
ASP Zip Code:
-----------------------------------------------
ASP Country:
-----------------------------------------------
ASP Contact Person:
-----------------------------------------------
Agreement Number:
-----------------------------------------------
Effective Date of Agreement:
-----------------------------------------------
Purchase Order Number:
-----------------------------------------------
Report Date:
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     SKU         Customer     Customer                                      State (if              Zip (if
Products             Number      Identifier   Name          Street Address        City       app)        Country    app)
------------------------------------------------------------------------------------------------------------------------------------
Exchange KW Std,
US English            1234567    A0511111     Company A     222 Anywhere Street   Seattle     WA          US           98103
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511112     Company B     333 Anywhere Street   Portland    OR          US           99999
------------------------------------------------------------------------------------------------------------------------------------
Windows Server US
English               2345678    A0511111     Company A     222 Anywhere Street   Seattle     WA          US           98103
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511112     Company B     333 Anywhere Street   Portland    OR          US           99999
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511113     Company C     444 Anywhere Street   Bellevue    WA          US           55555
------------------------------------------------------------------------------------------------------------------------------------
Office Standard, US
English               3456789    A0511111     Company A     222 Anywhere Street   Seattle     WA          US           98103
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511112     Company B     333 Anywhere Street   Portland    OR          US           99999
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511113     Company C     444 Anywhere Street   Bellevue    WA          US           55555
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        Effective Date       End Date of
Products                of Agreement         Agreement           SALs        Unit Price         Total
-----------------------------------------------------------------------------------------------------------
Exchange KW Std,
US English                                                         100
-----------------------------------------------------------------------------------------------------------
                                                                   250
-----------------------------------------------------------------------------------------------------------
Windows Server US
English                                                             25
-----------------------------------------------------------------------------------------------------------
                                                                    45
-----------------------------------------------------------------------------------------------------------
                                                                    75
-----------------------------------------------------------------------------------------------------------
Office Standard, US
English                                                            100
-----------------------------------------------------------------------------------------------------------
                                                                   300
-----------------------------------------------------------------------------------------------------------
                                                                   200
-----------------------------------------------------------------------------------------------------------

Dedicated Processor Licenses



ASP Street Address:
-----------------------------------------------
ASP City:
-----------------------------------------------
ASP State:
-----------------------------------------------
ASP Zip Code:
-----------------------------------------------
ASP Country:
-----------------------------------------------
ASP Contact Person:
-----------------------------------------------
Agreement Number:
-----------------------------------------------
Effective Date of Agreement:
-----------------------------------------------
Purchase Order Number:
-----------------------------------------------
Report Date:
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     SKU         Customer     Customer                                      State (if              Zip (if
Products             Number      Identifier   Name          Street Address        City       app)        Country    app)
------------------------------------------------------------------------------------------------------------------------------------
SQL, Enterprise
Edition US English    3452167    A0511111     Company A     222 Anywhere Street   Seattle     WA          US           98103
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        Effective Date       End Date of         Number of
Products                of Agreement         Agreement           CPUs        Unit Price         Total
-----------------------------------------------------------------------------------------------------------
SQL, Enterprise
Edition US English                                                       6
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Shared Processor Licenses

ASP Name:
-----------------------------------------------
ASP Street Address:
-----------------------------------------------
ASP City:
-----------------------------------------------
ASP State:
-----------------------------------------------
ASP Zip:
-----------------------------------------------
ASP Country:
-----------------------------------------------
ASP Contact Person:
-----------------------------------------------
Agreement Number:
-----------------------------------------------
Effective Date of Agreement:
-----------------------------------------------
Purchase Order
Number:
-----------------------------------------------
Report Date:
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     SKU         Customer     Customer                                      State (if              Zip (if
Products             Number      Identifier   Name          Street Address        City       app)        Country    app)
------------------------------------------------------------------------------------------------------------------------------------
Commerce
Server, US
English               4567879    A0511111     Company A     222 Anywhere Street   Seattle      WA          US         98103
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511112     Company B     333 Anywhere Street   Portland     OR          US         99999
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511113     Company C     444 Anywhere Street   Bellevue     WA          US         55555
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511114     Company D     555 Anywhere Street   Bethesda     MD          US         22222
------------------------------------------------------------------------------------------------------------------------------------
SQL Ent.
Edition, US
English               3452167    A0511111     Company A     333 Anywhere Street   Seattle      WA          US         98103
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511112     Company B     444 Anywhere Street   Portland     OR          US         99999
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511113     Company C     555 Anywhere Street   Bellevue     WA          US         55555
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511114     Company D     555 Anywhere Street   Bethesda     MD          US         22222
------------------------------------------------------------------------------------------------------------------------------------
Windows  2000
US Eng.               4563217    A0511111     Company A     333 Anywhere Street   Seattle      WA          US         98103
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511112     Company B     444 Anywhere Street   Portland     OR          US         99999
------------------------------------------------------------------------------------------------------------------------------------
                                 A0511114     Company D     555 Anywhere Street   Bethesda     MD          US         22222
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Total
                                                            Total Number      Number of
                                                            of Customers      CPUs for      Avg CPUs     Equiv.
                        Effective Date     End Date         for Product in    Product in    Per          CPU        Unit
Products                of Agreement       of Agreement     Column A          Column A      Customer     Licenses   Price   Total
------------------------------------------------------------------------------------------------------------------------------------
Commerce
Server, US
English                                                                 4             20            5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    5
------------------------------------------------------------------------------------------------------------------------------------
SQL Ent.
Edition, US
English                                                                 4              3         0.75
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 0.75
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 0.75
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 0.75
------------------------------------------------------------------------------------------------------------------------------------
Windows  2000
US Eng.                                                                 3             25         8.33
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 8.33
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 8.33
------------------------------------------------------------------------------------------------------------------------------------

Individual Consumer Licenses

ASP Name:
--------------------------------------------------------------------
ASP Street Address:
--------------------------------------------------------------------
ASP City:
--------------------------------------------------------------------
ASP State:
--------------------------------------------------------------------
ASP Zip:
--------------------------------------------------------------------
ASP Country:
--------------------------------------------------------------------
ASP Contact Person:
--------------------------------------------------------------------
Agreement Number:
--------------------------------------------------------------------
Effective Date of Agreement:
--------------------------------------------------------------------
Purchase Order Number:
--------------------------------------------------------------------
Report Date:
--------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          Country of
                                                                           Usage for
Products                               SKU Number       CPUs      SALs      SALs        Unit Price        Total
--------------------------------------------------------------------------------------------------------------------------------
Exchange KW Std, US English             1234567                   5000      US
--------------------------------------------------------------------------------------------------------------------------------
Exchange KW Std, US English             1234567                   1700      Canada
--------------------------------------------------------------------------------------------------------------------------------
Windows Server, US English              2345678                   3000      US
--------------------------------------------------------------------------------------------------------------------------------
Office Standard, US English             3456789                   2500      US
--------------------------------------------------------------------------------------------------------------------------------
Commerce Server, US English             4567879           35
--------------------------------------------------------------------------------------------------------------------------------
SQL Ent. Edition, US English            3452167           25
--------------------------------------------------------------------------------------------------------------------------------
Windows Server Adv., US Eng.            4563217           40
--------------------------------------------------------------------------------------------------------------------------------

The undersigned, by printing his/her name below, hereby certifies that he/she is duly authorized by Company to complete this License Order reporting form, that the title listed below is his/her true and correct title, that this report is complete and correct, and that Company is in compliance with the License Order reporting requirements of the Applications Services Agreement.

Name (Printed)

-------------------------------------------------
Title

-------------------------------------------------
Date

                       ADDENDUM B: CUSTOMER LICENSE TERMS
              NOTICE REGARDING USE OF MICROSOFT SOFTWARE PRODUCTS

This document ("License") concerns your use of certain Microsoft software products provided to you as a service by [COMPANY], which includes computer software and may include associated media, printed materials, and "online" or electronic documentation (collectively "SOFTWARE PRODUCTS")

[COMPANY] does not own the SOFTWARE PRODUCTS and the use thereof subject go certain rights and limitations of which you need to be informed Your right to use the SOFTWARE PRODUCTS as a service is pursuant to your agreement with [COMPANY] and is subject to your understanding of and compliance with the following terms.

1.  DEFINITIONS.

    "Client Software" means software that allows a Device to access or utilize the services or functionality provided by the Server Software.

    "Device" means each of a computer, workstation terminal, handheld PC, pager, telephone, "smart phone," or other electronic device.

    "Server Software" means software that provides services or functionality on a computer acting as a server.

    "Other Software" means the software described in Paragraph 14 ("Other Rights and Limitations")below.

2. OWNERSHIP OF SOFTWARE PRODUCTS. The SOFTWARE PRODUCTS are licensed to [COMPANY] from MSLI, GP ("Microsoft"), Nevada general partnership and a wholly-owned subsidiary of Microsoft Corporation. All title and intellectual property rights in and to the SOFTWARE PRODUCTS (including but not limited to any images, photographs, animations, video, audio, music, text and "applets" incorporated into the SOFTWARE PRODUCTS) are owned by Microsoft or its suppliers. All title and intellectual property rights in and to the content which may be accessed through use of the SOFTWARE PRODUCT are the property of the respective content owner and may be protected by applicable copyright or other intellectual property laws and treaties. Nothing herein grants you any rights to use such content.

3. USE OF SOFTWARE PRODUCTS You may only use the SOFTWARE PRODUCTS in accordance with the instructions, and in connection with the application services, provided to you by [COMPANY]. You are only authorized to remotely access the functionality of the SOFTWARE PRODUCTS except for certain Client Software and Other Software that may be installed on your Devices as expressly authorized by [COMPANY]. Other than such Client Software and Other Software, you may not install any other components of the SOFTWARE PRODUCT on your Devices.

4. COPIES. You may not make any copies of the SOFTWARE PRODUCTS; provided, however, that you may (a) install one (1) copy of certain Client Software on your Device as expressly authorized by [COMPANY]; and (b) you may install copies of certain Other Software as described in Paragraph 14 (Other Rights and Limitations) below. You must erase or destroy such Client Software and/or the Other Software upon termination of your agreement with [COMPANY], upon notice from [COMPANY] or upon transfer of your Device to another person or entity, whichever first occurs. You may not copy the printed materials accompanying the SOFTWARE PRODUCTS.

5. LIMITATIONS ON REVERSE ENGINEERING, DECOMPLIATION AND DISASSEMBLY. You may not reverse engineer, decompile, or disassemble the SOFTWARE PRODUCTS, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

6. RENTAL. You may not rent, lease, or lend or directly or indirectly transfer the SOFTWARE PRODUCTS to any third party.

7. TERMINATION. Without prejudice to any other rights, [COMPANY] may terminate your rights to use the SOFTWARE PRODUCTS if you fail to comply with these licensing terms. In such event, you must cease using and destroy all copies of the SOFTWARE PRODUCTS and all of its component parts.

8. NO WARRANTIES, LIABILITIES OR REMEDIES BY MICROSOFT YOU AGREEMENT IS WITH [COMPANY] AND ANY WARRANTIES, ASSUMPTION OF LIABILITY FOR DAMAGES AND REMEDIES, IF ANY, ARE PROVIDED BY [COMPANY] AND NOT BY MICROSOFT.

9. PRODUCT SUPPORT. Product support for the SOFTWARE PRODUCTS is provided to you by [COMPANY] and is not provided by Microsoft or its affiliates or subsidiaries.

10. NOT FAULT TOLERANT. THE SOFTWARE PRODUCTS MAY CONTAIN TECHNOLOGY THAT IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE IN ENVIRONMENTS OR APPLICATIONS IN WHICH THE FAILURE OF THE SOFTWARE PRODUCTS COULD LEAD TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.

11. EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE PRODUCTS are of U.S. origin. You agree to comply with all applicable international and national laws that apply to the SOFTWARE PRODUCTS, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see http://www.microsoft.com/exporting/.

12. NOTE ON JAVA SUPPORT. The SOFTWARE PRODUCTS may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or sever physical or environmental damage. Sun Microsystems, Inc. has contractually obligated Microsoft to make this disclaimer.

13. U.S. GOVERNMENT RIGHTS. ALL SOFTWARE PRODUCTS provided to the U.S. Government pursuant to solicitation issued on or after December 1, 1995 is provided with the commercial rights and restrictions described elsewhere herein. All SOFTWARE PRODUCT provided to the U.S. Government pursuant to solicitation issued prior to December 1, 1995 is provided with RESTRICTED RIGHTS as provided for in FAR, 48 CFR 52.227-14 (JUNE 1987) or FAR, 48 CFR 252.227-7013 (OCT 1988), as applicable.

14. OTHER RIGHTS AND LIMITATIONS

    For commerce Server, Host Integration Server and Internet Security and Acceleration Server--Use of Redistributable Software ("SDK Software"). If included in the SOFTWARE PRODUCT, you may install and use copies of the SDK Software on one or more computers located at the your premises solely for the purpose of building applications that work in conjunction with the Server Software ("Applications"). You may modify the Sample Code (identified in the "samples" directories) to design, develope, and test your Applications, and may reproduce and use the Sample Code, as modified, on one or more computers located at your premises. You may also reproduce and distribute the Sample Code, along with any modifications you make thereto (for purposes of this section, "modifications" shall mean enhancements to the functionality of the Sample Code), and any other files that may be listed and identified in a REDIST.TXT file as "redistributable" (collectively, the "Redistributable Code") provided that you agree: (1) to distribute the Redistributable Code in object code form and only in conjunction with your Application, which Application adds significant and primary functionality to the Redistributable Code; (2) not to use Microsoft's name, logo, or trademarks to market the Application; (3) to include a valid copyright notice in your name on the Application; (4) to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; (5) to otherwise comply with the terms of this License; and (6) that Microsoft reserves all rights not expressly granted.

For Small Business Server - General (excluding Microsoft SQL Server). Note Regarding Use of Redistributable Components. You may modify, reproduce and/or distribute the files listed in the REDIST.TXT file (collectively referred to as "Redistributable Components") provided that you comply with the Modification and Distribution Terms listed in such REDIST.TXT file.

For Small Business Server - Microsoft SQL Server. Note REgarding the Use of Redistributable Components. You have the nonexclusive, royalty-free right to use, reproduce and distribute the Microsoft SQL Server Desktop Engine ("MSDE") and the files listed in the REDIST.TXT contained in the SOFTWARE PRODUCT (collectively, the "Redistributable Code"), provided that you also comply with the following:

i. General Requirements. If you choose to redistribute any portion of the Redistributable Code, you agree:

     A. to distribute the Redistributable Code in object code form and only in conjunction with and as a part of a software application product developed by you that adds significant and primary functionality to the SOFTWARE PRODUCT ("Application");

     B. not to use Microsoft's name, logo, or trademark to market the Application;

     C.  to include a valid copyright notice in your name on the Application;

     D. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; and

     E.  to otherwise comply with the terms of this License.

You also agree not to permit further distribution of the Redistributable Code by your end users except you may permit further redistribution of the Redistributable Code by your distributors if they only distribute the Redistributable Code in conjunction with, and as part of the Application and you and your distributors comply with all other terms of this License.

ii. Additional Requirements for MSDE. If you choose to redistribute MSDE, you also agree:

     A. that your Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and


     B. that unless your Application requires your customers to license Microsoft Access in order to operate, you shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various formats supported by Microsoft Access. Note A products that includes limited work
                                    ----
     processing, spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

For Microsoft SQL Server. Use of Redistributable Code. You have the nonexclusive, royalty-free right to use, reproduce and distribute the Microsoft SQL Server Desktop Engine ("MSDE") and the files listed in the REDIST. TXT contained in the SOFTWARE PRODUCT (collectively, the "Redistributable Code"), provided that you also comply with the following:

i. General Requirements. If you choose to redistribute any portion of the Redistributable Code, you agree:

     A. to distribute the Redistributable Code in object code form and only in conjunction with and as a part of a software application product developed by you that adds significant and primary functionality to the SOFTWARE PRODUCT ("Application");

     B. not to use Microsoft's name, logo, or trademark to market the Application;

     C.  to include a valid copyright notice in your name on the Application;

     D. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; and

     E.  to otherwise comply with the terms of this License.

You also agree not to permit further distribution of the Redistributable Code by your end users except you may permit further redistribution of the Redistributable Code by your distributors if they only distribute the Redistributable Code in conjunction with, and as part of the Application and you and your distributors comply with all other terms of this License.


ii. Additional Requirements for MSDE. If you choose to redistribute MSDE, you also agree:

     A. that your Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and

     B. that unless your Application requires your customers to license Microsoft Access in order to operate, you shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various formats supported by Microsoft Access. Note A products that includes limited work
                                    ----
     processing, spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

For SMS Server. Installation--Client Software. You may install and use the Installer component of the Client Software ("SMS Installer") only for the purpose of creating installation programs through the use of SMS Installer ("Setup Programs"). You may also use and modify the source code designated as "Sample Code" in the SAMPLES.TXT file for the sole purposes of designing, developing and testing your Setup Programs. You may also install and use in object code from the Redistributable Components (as defined below), along with any modifications you may make to the Sample Code, only on Devices within your organization for a purpose other than creation of Setup Programs, provided that: (a) you reproduce and use the Redistributable Components only in conjunction with or as part of a Setup Program; (b) a valid SAL is acquired by [COMPANY] on your behalf for Microsoft Systems Management Server for each User that uses the Redistributable Components; and (c) you indemnify, hold harmless and defend Microsoft and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use of your Setup Program or any software installed by your Setup Program. You do not have any other right to install or use SMS Installer. You may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as "Redistributable Components"), along with any modifications you may make to the Sample Code, provided that you comply with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions, terms similar to those described above. Use of the Redistributable Components. You may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as "Redistributable Components"), along with any modifications you may make to the Sample Code, provided that you comply with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions, terms similar to those described in subsections (a) - (c) of the Client Software note above.

                     ADDENDUM C: AFFILIATE AGREEMENT FORM
                     ------------------------------------

Prior to exercising any license rights (including but not limited to any use of Software Products) or receiving any confidential information under the Application Services Agreement between Company and Microsoft (the "Agreement"), each Company Affiliate (as defined in the Agreement) must execute an Affiliate Agreement in the form indicated below. Both Company and the Affiliate must keep the executed Affiliate Agreement on file and must deliver it to Microsoft upon request.

All capitalized terms used herein are defined in the Agreement.

--------------------------------------------------------------------------------
               [To be printed on Affiliate's company letterhead]

                              AFFILIATE AGREEMENT

For good and valuable consideration, [insert name of affiliate], a corporation
                                      ------------------------
organized under the laws of [insert name of jurisdiction] ("Affiliate") hereby
                             ---------------------------
covenants and agrees with MSLI, GP, a Nevada general partnership and wholly-owned subsidiary of Microsoft Corporation ("Microsoft"), that Affiliate will comply with all obligations of [insert name of company that has entered
                                     ---------------------------------------
into the Agreement with Microsoft], a corporation organized under the laws of
---------------------------------
[insert name of jurisdiction] ("Company") under the Microsoft Application
 ---------------------------
Services Agreement between Microsoft and Company effective as of [insert
                                                                  ------
Effective Date] (the "Agreement").
--------------

Any terms used herein that are defined in the Agreement shall have the same meaning as in the Agreement.

Affiliate acknowledges and agrees that its agreement herein is a condition for Affiliate to exercise any of the rights granted by Company to Affiliate pursuant to the terms of the Agreement. Affiliate acknowledges and agrees that is shall be bound by the terms and conditions of the Agreement applicable to Company and that it and Company shall be jointly and severally liable to Microsoft for all obligations related to Affiliate's exercise of any license rights or receipt of confidential information under the Agreement, including but not limited to, the payment of monthly fees for Licenses under the Agreement. Notwithstanding the foregoing, Affiliate acknowledges that all orders and payments to be provided by each Affiliate to Microsoft under the Agreement shall be consolidated and provided to Microsoft each month by Company on behalf of Affiliate.

Affiliate acknowledges and agrees that, in the event Affiliate ceases to be an Affiliate of Company (as such term "Affiliate" is defined in the Agreement), then the rights granted hereunder shall terminate on the date that Affiliate ceases to be an Affiliate of Company.

Any terms used herein that are defined in the Agreement shall have the same meaning as in the Agreement.

IN WITNESS WHEREOF, a duly authorized representative of Affiliate has executed this document as of the date set forth below. All signed copies of this document shall be deemed originals.

_____________________________
(Name of Affiliate)

_____________________________
(Signature)

_____________________________
(Print Name and Title)

_____________________________
(Date)
--------------------------------------------------------------------------------

                 Microsoft Application Services License Rights

General Terms

You may not exercise the use rights specified herein unless you are currently a licensee in good standing under an Application Services Agreement ("ASA") with Microsoft.

The Application Services License Rights set forth in this document ("ASLR") apply to the Software Products licensed by you under your ASA. The Licenses granted to you by Microsoft under the ASA are expressly conditioned upon your compliance with the use rights described in this ASLR applicable to each of the Software Products licensed by you. The use rights set forth in this ASLR and all Licenses for the Software Products terminate upon termination or expiration of the ASA. This ASLR is part of the ASA, and Microsoft may amend the use rights specified herein from time-to-time in accordance with the terms of the ASA.

Any limited warranties provided by Microsoft in the ASA with respect to the Software Products do not apply to any components of such products that may be redistributed by you under the use rights applicable to a Software Product contained in this ASLR.

The Software Products are protected by copyright laws and international copyright treaties as well as other intellectual property laws and treaties. The Software Products are licensed, not sold, Microsoft reserves all rights not expressly granted to you.

If a term in this ASLR is capitalized but it not specifically defined herein, it shall have the meaning set forth in the ASA.

Licenses for Software Products. The Software Products shall be licensed either by means of a Subscriber Access License or Processor License as specified in the following list:

Processor License                           Subscriber Access License
-------------------------------------------------------------------------------------------------
Application Center
-------------------------------------------------------------------------------------------------
Commerce Server
-------------------------------------------------------------------------------------------------
                                            Exchange Server Knowledge Worker Pro
                                            (Exchange Enterprise Server and Conferencing
                                            Server)
-------------------------------------------------------------------------------------------------
                                            Exchange Server Knowledge Worker Standard  Enterprise
                                            Server)
-------------------------------------------------------------------------------------------------
Host Integration Server
-------------------------------------------------------------------------------------------------
Internet Acceleration and Security Server
-------------------------------------------------------------------------------------------------
                                            Microsoft Office Professional*
-------------------------------------------------------------------------------------------------
                                            Microsoft Office Small Business*
-------------------------------------------------------------------------------------------------
                                            Microsoft Office Standard*
-------------------------------------------------------------------------------------------------
                                            Small Business Server
-------------------------------------------------------------------------------------------------
                                            SMS (System Management Server)
-------------------------------------------------------------------------------------------------
                                            SQL Server Standard
-------------------------------------------------------------------------------------------------
SQL Server Enterprise                       SQL Server Enterprise
-------------------------------------------------------------------------------------------------
Windows Server Std                          Windows Server Std
-------------------------------------------------------------------------------------------------
Windows Advanced Server                     Windows Advanced Server
-------------------------------------------------------------------------------------------------
                                            Windows Terminal Services
-------------------------------------------------------------------------------------------------

* Component products in the suite are available separately, with separate Subscriber Access Licenses.

Application Services License Rights (Effective Date: August 1, 2000)

Subscriber Access License ("SAL") Rights and Restrictions. (The rights and restrictions contained in this provision may be modified by the Additional Terms contained below with regard to SALs for specific Software Products.)

a. Server Software. You may install any number of copies of any Software Product on any number of computers capable of running the Server Software ("Servers") for the sole purpose of providing Application Services under the terms and conditions contained herein and in the ASA. Client Software. You may install, or authorize the installation of, the Client Software on any Devise for use solely by a unique individual who receives Application Services from you in accordance with the terms and conditions contained herein and in the ASA, and for whom you have acquired, and continue to acquire during such individual's use of the Client Software, a SAL.

b. User Access. You must acquire a SAL for each unique individual who is authorized to access or otherwise utilize the services or functionality of the Software Products ("User"), whether the Client Software or any other software is used to do so. One (1) SAL is required for each such unique individual. Each such User must use a unique user id when accessing the Server Software, SALs that you acquire may be used only in conjunction with your Server Software. A user for whom a Sal is acquired is an "Authorized User."

Processor License ("PL") Rights and Restrictions. (The rights and restrictions contained in this provision may be modified by the Additional Terms contained below with regard to PLs for specific Software Products.)

a. Server Software. You may install one (1) copy of the Server Software on a single Server. If the Server has one (1) or more processors, you must obtain one
(1) PL for each processor on that Server. You may use the Server Software only with that number of processors for which you are properly licensed. Client Software. You may install and use the Client Software, if any, on any number of Devices so long as it is being used only with the Server Software and for the sole purpose of receiving Application Services from you in accordance with the terms and conditions contained herein and in the ASA.

b. User Access. Provided that you have acquired a valid PL for each processor running the Server Software, any number of Users may use or access the services of a Server running the Server Software for the sole purpose of receiving Application Services from you in accordance with the terms and conditions contained herein and in the ASA. A unique individual using or accessing the services of a Server running the Server Software for such purposes pursuant to a PL is an "Authorized User".

Benchmark Testing. You may no disclose the results of any benchmark test of either the Server Software or Client Software for SQL Server, Application Center, Commerce Server, Exchange Server, Conferencing Server, Host Integration Server, or Internet Security and Acceleration Server, to any third party without Microsoft's prior written approval, which approval may be granted in Microsoft's sole discretion.

Other Licenses. Your use of software applications installed on the Server, or accessed through the Server Software may require additional licenses - please consult the license agreement accompanying such software.

Additional Terms for Specific Software Products
-----------------------------------------------

Application Center, Commerce Server, Host Integration Server ("HIS") and Internet Security and Acceleration Server ("ISA Server") (PL)

Commerce Server, HIS and ISA Server - Use of Redistributable Software ("SDK Software"). If included in the Software Product, an Authorized User may install and use copies of the SDK Software on one or more computers located at the Authorized User's premises solely for the purpose of building applications that work in conjunction with the Server Software "(Applications"). An Authorized User may modify the Sample Code (identified in the "samples" directories) to design, develop, and test such Authorized User's Applications, and may reproduce and use the Sample Code, as modified, on one or more computers located at such Authorized User's premises. An Authorized User may also reproduce and distribute the Sample Code, along with any modifications such Authorized user makes thereto (for

Applications Services License Rights (Effective Date:August 1, 2000) Page 2 of 8 purposes if this section, "modifications" shall mean enhancements to the functionality of the Sample Code), and any other files that may be listed and identified in a REDIST.TXT file as "redistributable" (collectively, the "Redistributable Code") provided that the Authorized User agrees: (1) to distribute the Redistributable Code in object code form and only in conjunction with such Authorized User's Application, which Application adds significant and primary functionality to the Redistributable Code; (2) not to use Microsoft's name, logo, or trademarks to market the Application; (3) to include a valid copyright notice in such Authorized User's name on the Application; (4) to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; (5) to otherwise comply with the terms of this ASLR; and (6) that Microsoft reserves all rights not expressly granted.

Exchange Server Knowledge Worker Standard and Exchange Server Knowledge Worker Professional (SAL)

Client Software. You may install, or authorize the installation of, the Client Software (including without limitation Microsoft Outlook) for Microsoft Exchange Server on the primary Device of a User for whom you have acquired an Exchange Knowledge Worker Standard or Professional SAL (the "Primary User"). In addition, such Primary User may also access or use the functionality of the Server Software by any other Device that such Primary User uses less than twenty percent (20%) of the Primary User's total connection time. The term "total connection time" means the total amount of time the Primary User uses the Client Software to access or otherwise use the Server Software from a Device. Server-Based Microsoft Outlook. If you deploy Microsoft Outlook on Servers, rather than on Users' Devices, then the following shall apply: A User may choose to have concurrent connections to a Server running Outlook using multiple Devices, provided that an Exchange Server SAL is acquired for each such concurrent connection. For instance, you must acquire one (1) SAL for a User who wishes to access and/or utilize the services and/or functionality to Outlook from both a PC and a separate laptop at different times of the day. However, you would be required to obtain two (2) SALs for a User if such individual wished to access and/or utilize the services and/or functionality of Outlook from both Devices concurrently.

Knowledge Worker Standard SAL. Usage Limitation. Each User for whom you have purchased an Exchange Server Knowledge Worker Standard SAL may access and use the features and functionality of Microsoft Exchange Server 5.5, Enterprise Edition or Microsoft Exchange 2000 Enterprise Server.

Knowledge Worker Professional SAL. Usage Limitation. Each User for whom you have purchased an Exchange Server Knowledge Worker Professional SAL may access and use the features and functionality of Microsoft Exchange 2000 Enterprise Server and Microsoft Exchange Conferencing Server.

Microsoft Office Professional, Microsoft Office Small Business and Microsoft Office Standard ("Office Products")* ("SAL")

  "Office Products" includes component products in the suite that are available separately, with separate SALs, all of which component products are subject to the use terms specified below.

No Client Software. The Office Products are Server Software, with no Client Software components.

Concurrent Connections. A User may choose to have concurrent connections to a Server running one of the Office Products using multiple Devices, provided that a SAL is acquired for each such concurrent connection. For instance, you must acquire one (1) SAL for a User who wishes to access and/or utilize the services and/or functionality of one of the Office Products from both a PC and a separate laptop at different times of the day. However, you would be required to obtain two (2) SALs for a User if such individual wished to access and/or utilize the services and/or functionality of an Office Product from both Devices concurrently. Separation of Components. You must offer to the Users (and acquire the SALs for) the complete Office Product installed on your Server, not any subset of the components of such Office Product (e.g., if Office Professional is installed, an Office Professional SAL must be acquired even if the User only uses Microsoft Word). Similarly, you must install and offer the complete Office Product you are licensing, not any subset of the features of such Office Product. Restrictions of Evaluation and Testing. Notwithstanding Section 3(i) of the ASA, you may not provide any existing or prospective Customer (or its employees) with access to, or the ability to use, any of the Office Products for the purposes of testing or evaluation by such Customer.

Application Services License Rights (Effective Date: August 1, 2000)

 Small Business Server (SAL)

Installation-Server Software. You may install and use one (1) copy of the Server Software on a single Server, provided that such Server may not be connected to more than fifty (50) Devices (Inclusive of any Indirect connections made through software or hardware that pools or aggregates connections). You may not separate the Server Software components for use on more than one (1) Server. Regardless of the number of SALs you acquire for the Software Product, only a single instance of the Software Product may run in a single domain (other than for data migration purposes for the period of time necessary to complete the data migration). Client Software. Subject to the Component Rights and Limitations below, you may install and use, or authorize installation and use of, the Client Software for up to fifty (50) Users, provided that you have acquired and dedicated a Small Business Server SAL to each such User.

Note Regarding Use of Administrator Tools. You may install and use the integrated Small Business Sever Management Console and related tools and snap-ins on any Device within your organization for the sole purpose of administering the Server Software. Note Regarding Use of Redistributable Components. An Authorized User may modify, reproduce and/or distribute the files listed in the RESIST.TXT file (collectively referred b as "redistributable Components") provided that such Authorized User complies with the Modification and Distribution Terms listed in such REDIST.TXT file.

Small Business Server SAL Requirements. Except as otherwise provided below in Component Rights and Limitations, you must acquire one (1) Small Business Server SAL for each User that accesses or utilizes the Server Software components do
                                                                           --
not authorize a User to access and use such individual Server Software
---
components when they are acquired as part of the Software Product; only the Small Business Server SAL provides a User with such access and use rights.

Component Rights and Limitations.

     a. Microsoft Windows Server. Processor Limitation. The Windows Server Software may be used by no more than four (4) processors of the Server at any one time. SAL Requirements. You must acquire one (1) separate Small Business Server SAL for each "Authenticated User" or a User that uses "Windows Server Services" regardless of what software you use. Terminal Services. In addition to a SAL, you must acquire one (1) Windows Server Terminal Services SAL or each User that uses "Terminal Services." You do not need to acquire a Terminal Services SAL to utilize Terminal Services for Users using Devices running a licensed copy of Windows 2000 Professional. Terminal Services SALs that you acquire may be used only in conjunction with your Windows Server Software.

          Definitions.

          . "Authenticated User" is a user who directly or indirectly utilizes the Windows Server Integrated Sing-on Service or receives credentials from the Windows Directory Services.

          . "Windows Server Services" include File Services (accessing or managing files or disk storage), Printing Services (printing to a printer managed by the Software Product), Remote Access Service (accessing the Server from a remote location through a communications link, including a virtual private network), and Terminal Services.

          . "Terminal Services" means (i) using the terminal services feature of the Windows Server Software to enable Devices to use software residing on the Server, or (ii) using other software in conjunction with the Windows Server Software to provide similar services.

     b. Microsoft Exchange Server. Client Software. You may install, or authorize the installation of, the Client Software (including Microsoft Outlook) for Microsoft Exchange Server on the primary Device of a User for whom you have acquired a Small Business Server SAL (the "Primary User"). In addition, such Primary User may also access or use the functionality of the Server Software by any other Device that such Primary User uses less than twenty percent (20%0 of the Primary User's total connection time. The term "total connection time" means the total amount of time the Primary User uses the Client Software to access or otherwise use the Server Software from a Device. Server-Based Microsoft Outlook. If any deploy Microsoft Outlook or Servers, rather than on Users' Devices, then the following shall apply: A user may choose to have concurrent connections to a Server running Outlook using multiple Devices, provided that a Small Business Server SAL is acquired for each such concurrent connection. For instance, you must acquire one (1) SAL for a


Application Services License Rights (Effective Date: August 1, 2000) Page 4 0f 8

User who wishes to access and/or utilize the services and/or functionality of Outlook from both a PC and a separate laptop at different times of the day. However, you would be required to obtain two (2) SALs for a User if such Individual wished to access and/or utilize the services and/or functionality of Outlook from both Devices concurrently.

c. Microsoft SQL Server. Client Software. You may install, or authorize the installation of, the SQL Server Desktop Component on any Device for use solely by a User for whom you have acquired a Small Business Server SAL. Client Access. You do not need a Subscriber Access License in order for a Microsoft SQL Server to interact only with another Microsoft SQL Server or Microsoft SQL Server, Enterprise Edition. Note Regarding Use of SQL Server Tools. You may only use the Management Tools, Books-Online, and Development Tools components of Microsoft SQL Server on each Device used by a User for whom you have acquired a Small Business Server SAL. Note Regarding the Use of Redistributable Components, In addition to the rights granted above, an Authorized User has the nonexclusive, royalty-free right to use, reproduce and distribute the Microsoft SQL Server Desktop Engine ("MSDE") and the files listed if the REDIST.TXT contained in the Software Product (collectively, the "Redistributable Code"), provided that such Authorized User also complies with the following:

     i. General Requirements. If an Authorized User chooses to redistribute any portion of the Redistributable Code, such Authorized User agrees:

          A. to distribute the Redistributable Code in object code form and only in conjunction with and as a part of a software application product developed by such Authorized User that adds significant and primary functionality to the Software Product ("Application");

          B. not to use Microsoft's name, logo, or trademarks to market the Application;

          C. to include a valid copyright notice in such Authorized Users name on the Application;

          D. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; and

          E.   to otherwise comply with the terms of this ASLR.

     An Authorized User also agrees not to permit further distribution of the Redistributable Code by such Authorized User's end users except an Authorized User may permit further redistribution of the Redistributable Code by such Authorized User's distributors if they only distribute the Redistributable Code if conjunction with, and as part of, the Application and such Authorized User and its distributors comply with all other terms of this ASLR.

     ii. Additional Requirements for MSDE. If an Authorized User chooses to redistribute MSDE, such Authorized User also agrees:

          A. that such Authorized User's Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and

          B. that unless such Authorized User's Application requires such Authorized User's customers to license Microsoft Access if order to operate, such Authorized User shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of Importing data to the various formats supported by Microsoft Access. Note: A product that includes limited word processing. spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

d. Microsoft Internet Security and Acceleration Server. Client Access. You do not need a Subscriber Access License to access or otherwise utilize the services or functionality of Microsoft Internet Security and Acceleration Server.

e. Health Monitor 2.1. Permitted Use. You may use Health Monitor 2.1 to (i) monitor any Server on which a Server Software component of the Software Product is installed as authorized in "Installation -- Server Software above and (ii) monitor any User for whom you have acquired and


Application Services License Rights (Effective Date: August 1, 2000) dedicated a Small Business Server SAL. Client Access. No Small Business Server SAL is required for a User who only uses a Device as the administrative console for Health Monitor 2.1 provided such User is not itself being monitored by Health Monitor 2.1.

f. Shared Fax Service and Shared Modem Service. Client Access. You must have a Small Business Server SAL for each User that accesses or uses the Shared Fax Service and/or Shared Modem Service Server Software.

g. Microsoft FrontPage. You may authorize the installation and use of only one copy of the Microsoft FrontPage software provided with the Software Product as Client Software on only one Device per each Customer.


SQL Server (SAL) and SQL Server Enterprise Edition (SAL or PL)

The rights and limitations depend on which license(s) you have acquired with respect to the Software
Product:  SAL(s) or PL(s).

SAL Requirements (for either SQL Server or SQL Server Enterprise Edition).

You must acquire one (1) SAL for each User who:

     . accesses or otherwise utilizes the services of the Server Software (including Users using Microsoft SQL Server Desktop Engine ("MSDE") for such access), or

     .    installs and uses SQL Server Personal Edition, or

     . uses the Management Tools, Books-Online, and Development Tools components of Microsoft SQL Server (collectively "Tools"). A User may only use the Tools in conjunction with the Server Software.

Use of Redistributable Code. In addition to the rights granted above, an Authorized User has the nonexclusive, royalty-free right to use, reproduce and distribute the Microsoft SQL Server Desktop Engine ("MSDE") and the tiles listed in the REDIST.TXT contained in the Software Product (collectively, the "Redistributable Code"), provided that such Authorized User also complies with the following:

     i. General Requirements. If an Authorized User chooses to redistribute any portion of the Redistributable Code, such Authorized User agrees:

          A. to distribute the Redistributable Code in object code form and only In conjunction with and as a part of a software application product developed by such Authorized User that adds significant and primary functionality to the Software Product ("Application");

          B. not to use Microsoft's name, logo, or trademarks to market the Application;

          C. to include a valid copyright notice in such Authorized User's name on the Application;

          D. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; and

          E.   to otherwise comply with the terms of this ASLR.

An Authorized User also agrees not to permit further distribution of the Redistributable Code by such Authorized User's end users except an Authorized User may permit further redistribution of the Redistributable Code by such Authorized User's distributors if they only distribute the Redistributable Code in conjunction with, and as part of, the Application and such Authorized User and its distributors comply with all other terms of this ASLR.

     ii. Additional Requirements for MSDE. If an Authorized User chooses to redistribute MSDE, such Authorized User also agrees:

          A. that such Authorized User's Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and

          B. that unless such Authorized User's Application requires such Authorized User's customers to license Microsoft Access in order to operate. such Authorized User shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, Spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various

Application Services License Rights (Effective Date: August 1, 2000) formats supported by Microsoft Access. Note: A product that includes limited word processing, spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

OR

PL Requirements (only available for SQL Server Enterprise Edition)

Server Software. An Authorized User may use the Management Tools, Books-Online, and Development Tools components of Microsoft SQL Server Enterprise Edition (collectively "Tools") solely in conjunction With the Server Software. You may install any number of instances of the Server Software on the Server for use by any processor for which you have acquired a PL. An "instance" shall mean a running copy of the Server Software.

Installation Of Server Software On Passive Fall-Over Server. If the Server Software is used in a clustered environment, you may use the Server Software on a temporary basis on a Server that is employed only for fail-over support (the "Passive Servers") so long as the number of processors on the Passive Server does not exceed the number of processors on your primary active Server.

Use of Redistributable Code. In addition to the rights granted above, an Authorized User has the nonexclusive, royalty-free right to use, reproduce end distribute the Microsoft SQL Server Desktop Engine ("MSDE") and the files listed in the REDIST.TXT contained in the Software Product (collectively, the "Redistributable Code"), provided that such Authorized User also complies With the following:

     i. General Requirements. If an Authorized User chooses to redistribute any portion of the Redistributable Code, such Authorized User agrees:

          A. to distribute the Redistributable Code in object code form and only in conjunction with and as a part of a software application product developed by such Authorized User that adds significant and primary functionality to the Software Product ("Application");

          B. not to use Microsoft's name, logo, or trademarks to market the Application;

          C. to include a valid copyright notice in such Authorized User's name on the Application;

          D. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney's fees, that arise or result from the use or distribution of the Application; and

          E.   to otherwise comply with the terms of this ASLR.

     An Authorized User also agrees not to permit further distribution of the Redistributable Code by such Authorized User's end users except an Authorized User may permit further redistribution of the Redistributable Code by such Authorized User's distributors if they only distribute the Redistributable Code in conjunction with, and as part of, the Application and such Authorized User and its distributors comply with all other terms of this ASLR.

     ii. Additional Requirements for MSDE. If an Authorized User chooses to redistribute MSDE, such Authorized User also agrees;

          A. that such Authorized User's Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and

          B. that unless such Authorized User's Application requires such Authorized User's customers to license Microsoft Access in order to operate, such Authorized User shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various formats supported by Microsoft Access. Note: A product that includes limited word processing, spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

SMS Server (SAL)

Installation--Client Software. An Authorized User may install and use the Installer component of the Client Software ("SMS Installer") only for the purpose of creating installation programs through the use of

Application Services License (Effective Date: August 1, 2000)

SMS Installer ("Setup Programs"). An Authorized User may also use and modify the source code designated as Sample Code" in the SAMPLES.TXT file for the sole purposes of designing, developing, and testing such Authorized User's Setup Programs. An Authorized User may also install and use in object code form the Redistributable Components (as defined below), along with any modifications such Authorized User may make to the Sample Code, only on Devices within such Authorized Users organization for a purpose other than creation of Setup Programs, provided that: (a) such Authorized User reproduces and uses the Redistributable Components only in conjunction with or as part of a Setup Program; (b) a valid SAL is acquired for Microsoft Systems Management Server for each User that uses the Redistributable Components: and (C) such Authorized User indemnifies, holds harmless and defends Microsoft and its suppliers from and against any claims or lawsuits, including attorneys fees, that arise or result from the use of such Authorized Users Setup Program or any software installed by such Authorized User's Setup Program. An Authorized User does not have any other right to install or use SMS Installer. An Authorized User may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as "Redistributable components") along with any modifications such Authorize User may make to the Sample Code, provided that such Authorized User complies with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions terms similar to those described above. Use of the Redistributable Components. An Authorized User may reproduce ` and distribute the flies listed in the REDIST.TXT file (collectively referred to as "Redistributable Components'), along with any modifications such Authorized User may make to the Sample Code, provided that such Authorized User complies with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions, terms similar to those described in subsections (a) (c) of the Client Software note above. User Access. You do not need a SAL in order to permit Users solely to execute Systems Management Server-to-Systems Management Server communications that are solely managing a third Device. Administration Console or Utilities You also do not need to acquire a SAL for Microsoft SQL Server to use the administration console or utilities provided with Systems Management Server to access or otherwise utilize the services of Microsoft SQL Server. Metering Services and Client Access Points. You may install and use the Metering Services and Client Access Points components of the Server Software on any computer running a validly licensed copy of Windows NT Server within your organization.

Windows Server and Windows Advanced Server (PL or SAL)

The rights and limitations depend on which license(s) you have acquired with respect to the Software Product; PL(s) or SAL(s).

PL Requirements.
Installation--Server Software. You may not separate component parts of the Server Software for use on more than one Server unless a separate PL is acquired for each such additional Server.

OR

SAL Requirements. You must acquire one (1) SAL for each "Authenticated User" or a User who uses "Windows Server Services' regardless of what software you use. Terminal Services. In addition to a SAL, you must acquire one (1) Terminal Services SAL for each User who uses "Terminal Services." You do not need a Terminal Services SAL to utilize Terminal Services for Users using Devices running a licensed copy of Windows 2000 Professional. Terminal Services SALs that you acquire may be used only in conjunction with the Windows Server Software.

     "Authenticated User" is a User who directly or indirectly utilizes the Windows Server Integrated Sign-On Service or receives credentials from the Windows Directory Services.

     "Windows Server Services" include File Services (accessing or managing files or disk storage), Printing Services (printing to a printer managed by the Software Product), Remote Access Service (accessing the Server from a remote location through a communications link, including a virtual private network), and Terminal Services.

     "Terminal Services" means (I) using the terminal services feature of the Server Software to enable Devices to use software residing on the Server, or (ii) Using other software In conjunction with the Server Software to provide similar services.

Application Services License Rights (Effective Date: August 1,  2000)